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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 24, 2002
                                                        ------------------


                        AMERICAN FINANCIAL HOLDINGS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-27399                06-1555700
         --------                        --------               ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


              102 West Main Street, New Britain, Connecticut 06051
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (860) 832-4000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.            NOT APPLICABLE.


ITEM 5.    OTHER EVENTS.
           ------------

     On September 24, 2002, the Board of Directors of American Savings Bank (the "Bank"), the wholly-owned banking subsidiary of American Financial Holdings, Inc. (the "Company"), appointed William E. Solberg to the Bank's Board of Directors and as President and Chief Operating Officer of the Bank, effective
October 1, 2002. Mr. Solberg has served with the Bank since the Company's acquisition of American Bank of Connecticut on January 18, 2002, where he served as President and Chief Executive Officer. Robert T. Kenney will continue as Chairman of the Board and Chief Executive Officer of the Bank.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 25, 2002          By: /s/Robert T. Kenney
                                        ---------------------------------------
                                        Robert T. Kenney
                                        Chairman, President and Chief Executive
                                          Officer